UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       January 17, 2013 (January 3, 2013)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30 0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 8.01 OTHER EVENTS

By letter dated January 3, 2013, the Financial Industry Regulatory Authority ("FINRA") cleared Janney Montgomery Scott LLC's ("Janney") request for an unpriced quotation in OTC Link for Amincor, Inc.'s Class B Common Stock.

By letter dated January 7, 2013, FINRA cleared Janney's request for an unpriced quotation in OTC Link for Amincor, Inc.'s Class A Common Stock.

Amincor, Inc.'s management is working with Janney to complete the remaining necessary steps in order to get the Class A and Class B Common shares quoted on the OTC Link as soon as reasonably practicable.

This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the FINRA letters attached hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

99.1 FINRA Letter, dated January 3, 2013, in reference to Amincor, Inc. Class B Common Stock

99.2 FINRA Letter, dated January 7, 2013, in reference to Amincor, Inc. Class A Common Stock

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMINCOR, INC.

Date: January 17, 2013
                                         By: /s/ John R. Rice, III
                                             -----------------------------------
                                             John R. Rice, III
                                             President

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